                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 21, 2008

                   CONSOLIDATED CAPITAL PROPERTIES IV, LP

           (Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 99% interest in Foothill Chimney Associates Limited Partnership, a Georgia limited partnership (the “Partnership”).  The Partnership owns Belmont Place Apartments (“Belmont Place”), a 326-unit apartment complex located in Marietta, Georgia.   As previously disclosed, on September 29, 2008, the Partnership and one other partnership (together the “Selling Partnerships”) that collectively own two apartment complexes containing an aggregate of 1,046 apartment units entered into an Agreement for Purchase and Sale and Joint Escrow Instructions (the “Purchase Agreement”) with third parties, JRK Property Holdings, Inc., a California corporation, and JRK Birchmont Advsiors, LLC, a Delaware limited liability company (collectively the “Purchaser”), to sell two apartment complexes (together the “Properties” and individually a “Property”) owned by the Selling Partnerships to the Purchaser for a total sales price of $75,200,000, $35,200,000 of which will be allocated to Belmont Place. Each of the Selling Partnerships is affiliated with AIMCO Properties, L.P., an affiliate of both the Partnership and the General Partner of the Registrant.

On October 21, 2008, the Selling Partnerships and the Purchaser entered into a Third Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions (the “Third Amendment”) pursuant to which the Purchase Agreement was modified to include a seller financing section with respect to the sale of Belmont Place.   In connection with the sale of Belmont Place, the Partnership has agreed that the Partnership or its affiliate will offer partial financing to the Purchaser related to its acquisition of Belmont Place (the “Seller Loan”).  The Seller Loan will be in an amount equal to $2,250,000.  Interest on the Seller Loan will be payable at a rate of 3.5% for the first three years and 4% each year thereafter until maturity.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.145      Second Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions between Foothill Chimney Associates Limited Partnership, a Georgia limited partnership, and affiliated Selling Partnership and JRK Property Holdings, Inc., a California corporation and JRK Birchmont Advisors, LLC, a Delaware limited liability company, dated October 6, 2008.

10.146      Third Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions between Foothill Chimney Associates Limited Partnership, a Georgia limited partnership, and affiliated Selling Partnership and JRK Property Holdings, Inc., a California corporation and JRK Birchmont Advisors, LLC, a Delaware limited liability company, dated October 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV, LP

By:   ConCap Equities, Inc.

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: October 27, 2008